LORD ABBETT INVESTMENT TRUST

Lord Abbett Convertible Fund

Supplement dated May 10, 2013 to the

Statement of Additional Information dated April 1, 2013

1.                  The following paragraph will replace the third paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-4 of the Statement of Additional Information (the “SAI”):

Christopher J. Towle heads the team of Convertible Fund. Assisting Mr. Towle is Alan R. Kurtz. Messrs. Towle and Kurtz are jointly and primarily responsible for the day-to-day management of the Fund.

2.                  The following rows will replace the rows of the table on page 5-5 with respect to other accounts managed by the portfolio managers of Convertible Fund in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-4 of the SAI:

Fund	Name	Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Convertible Fund	Christopher J. Towle	5/$16,493	4/$4,767	1,941/$1,810
	Alan R. Kurtz*	0/$0	0/$0	1,766/$777
+ Total assets are in millions.
* The amount shown is as of April 30, 2013.

3.                  The following rows will replace the rows of the table with respect to the portfolio holdings of the portfolio manager of Convertible Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” on page 5-7 of the SAI:

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Convertible Fund	Christopher J. Towle				X
	Alan R. Kurtz*					X
* The amount shown is as of April 30, 2013.

Please retain this document for your future reference.